LEASE BETWEEN:

                            eAcceleration Corporation

                                       And

                            Olympic Place II, L.L.C.

                                  For the term:

                      February 1, 2000 to January 31, 2004



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                                TABLE OF CONTENTS

COMMENCEMENT OF LEASE AND OCCUPANCY. . . . . . . . . . . . . . . . . . .     1

PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

COSTS OF OPERATIONS AND REAL ESTATE TAXES. . . . . . . . . . . . . . . .     3

DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

ACCEPTANCE OF PREMISES AND REPAIRS . . . . . . . . . . . . . . . . . . .     6

CARE OF PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

ACCIDENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7

USE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8

LIENS AND INSOLVENCY . . . . . . . . . . . . . . . . . . . . . . . . . .     8

ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9

ACCESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9

POSSESSION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9

DAMAGE OR DESTRUCTION. . . . . . . . . . . . . . . . . . . . . . . . . .    10

NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10

GOVERNMENTAL FEES (TAXES). . . . . . . . . . . . . . . . . . . . . . . .    11

SIGNS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11



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ALTERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11

DEFAULT AND RE-ENTRY . . . . . . . . . . . . . . . . . . . . . . . . . .    12

COSTS AND ATTORNEYS FEES . . . . . . . . . . . . . . . . . . . . . . . .    13

REMOVAL OF PROPERTY. . . . . . . . . . . . . . . . . . . . . . . . . . .    13

NON-WAIVER OF BREACH . . . . . . . . . . . . . . . . . . . . . . . . . .    14

HEIRS AND SUCCESSORS . . . . . . . . . . . . . . . . . . . . . . . . . .    14

HOLDOVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14

SUBORDINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    15

ESTOPPEL CERTIFICATES. . . . . . . . . . . . . . . . . . . . . . . . . .    15

MUTUAL WAIVER OF SUBROGATION . . . . . . . . . . . . . . . . . . . . . .    15

BROKER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16

INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16

LANDLORD'S LIMITED LIABILITY . . . . . . . . . . . . . . . . . . . . . .    17

CAPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17

INCORPORATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18

CONDITIONS OF OCCUPANCY. . . . . . . . . . . . . . . . . . . . . . . . .    18

ADDENDUM A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20

ADDENDUM B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22

                                  OFFICE LEASE

     In consideration of the rents and covenants set forth below, this Lease is made in duplicate this 10th day of December, 1999 between Olympic Place II, L.L.C. hereinafter referred to as "Landlord," and eAcceleration Corporation hereinafter referred to as "Tenant."


                                    RECITALS

     A. Landlord is owner of the real property known as Olympic Place II which street address is 1050 Hostmark Street, Poulsbo, Washington, 98370, and which is leased for commercial office space and legally described as: See Exhibit A.

     B. Tenant desires to take possession of the leased premises hereunder described for the purpose of a business office and training center and for no other business or purposes without the written consent of the Landlord.

                           LEASE TERMS AND CONDITIONS

     1.   COMMENCEMENT OF LEASE AND OCCUPANCY:

     The Landlord agrees that the premises shall be made ready for occupancy, and the Tenant agrees to occupy the premises and to commence the payment of rent on February 1, 2000.

     2.   PREMISES:

     The Landlord hereby leases and demises unto the Tenant, and the Tenant hereby leases and takes from the Landlord, for the term, at the rental, and upon the covenants and conditions hereinafter set forth, the office space referred to herein as the "premises," and described as follows: The entire lower level of Olympic Place II (except for elevator, electrical, sprinkler system and maintenance storage rooms) consisting of approximately 10,190 square feet.

     3.   TERM:



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     The term of this Lease shall commence on the 1st day of February, 2000 for a period of four (4) years terminating on the 31st of January, 2004 (with the understanding that Raytheon Systems Company Lease expires January 31, 2000. Raytheon shall vacate premises prior to January 31, 1999). Tenant may take possession upon the move out of present Tenant and Landlord shall notify Acceleration when present Tenant has vacated. Rent shall not commence until February 1, 2000. If the Lease has been and continues to be in good standing, Tenant, with one hundred twenty (120) day written notice to Landlord prior to the expiration date of this Lease, shall have the option to renew this Lease for additional three year term under the same terms and conditions except for rent which shall be negotiated and agreed to ninety (90) days prior t the expiration of this Lease. If the parties cannot agree within the time allowed then they shall agree on an arbitrator to set rent for the renewal term, or failing to agree on an arbitrator, either party may apply to the Kitsap County Superior Court for the designation of an arbitrator to set rent for the renewal term. If the Lease has been and continues to be in good standing, Tenant, with one hundred twenty (120) day written notice to Landlord prior to the expiration date of the first option period, shall have the option to renew this Lease for a second additional three year term under the same terms and conditions except for rent which shall be negotiated and agreed to ninety (90) days prior to the expiration of the first optioned period. If the parties cannot agree within the time allowed then they shall agree on an arbitrator to set rent for the renewal term, or failing to agree on an arbitrator, either party may apply to the Kitsap County Superior Court for the designation of an arbitrator to set rent for the renewal term. Tenant shall have the right to cancel this Lease during the last two years of the initial term by providing at least six (6) months written notice to Landlord and the payment of any unamortized leasing commissions and tenant improvements. In the event the Landlord for any reason is unable to deliver said premises on the date specified, the Lease shall not be void or voidable, but rent shall be abated in the proportion to the time delay in the availability of said premises. Inability to deliver said premises on the date above stated shall not effect the termination date as stated in this paragraph.

     4.   RENT:


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


     Annual Rental. Tenant shall pay to Landlord during the term of this Lease as rental for the premises the sum $7,642.50 ($9.00 per square foot) for months 1-4, $8,491.67 ($10.00 per square foot) for months 5-12 in advance of the first day of each calendar month. Thereafter, the rent will be increased on each anniversary date of the Lease by .30 cents (year 2 - $10.30 psf, year 3 - $10.60 psf, year 4 - $10.90 psf) during the initial four year term of the Lease. All rental to be paid by Tenant to the Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior to notice or demand at Olympic Place II, L.L.C., c/o Pioneer Square Properties, 318 First Avenue South, Seattle, WA 98104, or at such other place as Landlord may hereafter designate. There will be a $25.00 late charge for any check received after the 10th of the month. There will also be an interest charge of 1 1/2% per month on any unpaid balance over 30 days.

     5.   COSTS OF OPERATIONS AND REAL ESTATE TAXES:

     (a) Definitions. In addition to the Rent provided in Section 4 of this Lease, Tenant shall pay to Landlord increases under this Section 5 as AAdditional Rent , utilizing the following definitions:

          (I)  AOperating Costs shall mean:

               (1) Taxes on real property and personal property; charges and assessments levied with respect to the Land, the Building, any improvements, fixtures and equipment, and all other property of Landlord, real or personal, used directly in the operation of the Building; and any taxes levied or assessed in addition to or in lieu of, in whole or in part, such real property or personal property taxes, or any other tax upon leasing of the Building or rents collected, but not including any federal or state income, estate, inheritance or franchise tax; and

               (2) All other expenses paid or incurred by Landlord for obtaining services and products for maintaining, operating and repairing the Building and the personal property used in conjunction therewith, including without limitation, the costs of garbage collection, water, sewer and other utilities


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


services, electricity, gas and other similar energy sources, supplies, janitorial and cleaning services, window washing, landscape maintenance, services of independent contractors, compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance and repair of the Building, its equipment and the Land upon which it is situated, insurance premiums, licenses, permits, and inspection fees, customary management fees, legal and accounting expenses and any other expenses or changes whether or not hereinabove described, which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operation, or repairing the Building, excluding or deducting, as appropriate:


               (A) Costs of any special services rendered to individual tenants (including Tenant) for which a special charge is collected:

          (ii) ALease Year shall mean the twelve-month period commencing January 1 and ending December 31.

          (iii) AActual Operating Costs means the actual expenses paid or incurred by Landlord for Operating Costs during any Lease Year of the term hereof.

          (iv) AActual Operating Costs Allocable to the Premises means the Tenant=s share of the Actual Operating Costs determined by multiplying Tenants=s Percentage of the Building be the Actual Operating Costs.

          (v) AEstimated Operating Costs Allocable to the Premises means Landlord=s estimate of Actual Operating Costs Allocable to the Premises for the following Lease year to be given by Landlord to Tenant pursuant to
Section 5(b)(I) below.

          (vi)  ABase Service Year shall be 2000.

     (b)  Additional Rent for Estimated Increases in Operating
Costs.

          (I) At the beginning of each Lease Year after the Base Service Year, during the term hereof, Landlord shall furnish


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


Tenant a written statement of the Estimated Operating Costs Allocable to the Premises for such Lease Year, and a calculation of the Additional Rent as follows: One-twelfth (1/12) of the amount, if any, by which such amount exceeds the Operating Costs Allocable to the Premises for the Base Service Year shall be Additional Rent payable by Tenant as provided in Section 4 for each month during such Lease Year.

          (ii) Within ninety (90) days after the close of each Lease Year during the term hereof for which an estimated statement was delivered to Tenant pursuant to subsection (b) (I) above, or as soon thereafter as practicable, Landlord shall deliver to Tenant a written statement setting forth the Actual Operating Costs Allocable to the Premises during the preceding Lease Year or such prorated portion thereof if this Lease commences or terminates on a day other than the first or last day of a Lease Year (based on a 365 day Lease
Year). If such costs for any Lease Year exceed Estimated Operating Costs Allocable to the Premises paid by Tenant to Landlord pursuant to subsection (b)
(I), Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to subsection (b) (I), then the amount of such overpayment by Tenant shall be credited by Landlord to the next Rent payable by Tenant.

     (c) Determinations. The determination of Actual Operating Costs and Estimated Operating Costs Allocable to the Premises shall be made by Landlord. Landlord or its agent shall keep records in reasonable detail showing all expenditures made for the items enumerated above, which records shall be available for inspection by Tenant at any reasonable time.

     (d) Base Rent, Notwithstanding anything to the contrary in this Section 5, the Rent payable by Tenant shall in no event be less than the Rent specified in
Section 4 of this Lease.

     (e) Tenant s Percentage of the Building. 29.8% calculated by dividing the area of the Premises (10,190 net rentable square feet) by the area of the Building (34,190 net rentable square feet).


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


     6.   DEPOSIT:

     Tenant shall deposit with Landlord upon execution of this lease the sum of $8,600.00 as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this lease, Landlord may without notice to Tenant use, apply or retain all or any portion of said deposit for the payment of any rent or other charges in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default or to compensate Landlord for any loss or damage which Landlord may suffer thereby, including costs of storing tenant's personal property upon execution of termination of this lease. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within five (5) days after written demand therefore deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated. The deposit referenced herein shall not be maintained in a segregated account and will not accrue interest for the benefit of the Tenant. If Tenant performs all of Tenant's obligations hereunder, said deposit or so much thereof as has not theretofore been applied by Landlord shall be returned, without payment of interest or other increment for its use, to Tenant (or at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within sixty (60) days of either the expiration of the term hereof or after Tenant has vacated the premises, whichever is later. Landlord shall deliver the funds deposited herein to the purchaser of the building, in the event the building is sold (or give such purchaser a credit against the purchase price in the amount of such deposit) and thereupon Landlord shall be discharged from all further liability with respect to such deposit.

     7.   SERVICES:

     The Landlord, so long as Tenant is not in default of any provisions of this Lease, shall furnish the leased premises with a self-service elevator, and shall, during the ordinary business hours provide heating and air conditioning, water, electrical current for normal office equipment, and the garbage pickup in reasonable amounts for office purposes. Ordinary business hours are defined as Monday through Friday, 7:30 am to 6:00 pm.


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


Janitorial services and supplies for the leased premises shall not be provided by the Landlord and shall be the responsibility of the Tenant. The Landlord shall not be liable for any losses or damages caused by or resulting from any interruption or failure of any municipal utility service, or as the result of mechanical breakdown of elevator, heating or air conditioning due to causes beyond the control or responsibility of the Landlord, and no such temporary interruption or temporary failure of such services incident to restoring services to the building or due to accident or strike or other conditions or events not under Landlord's control or responsibility, shall be deemed an eviction of the Tenant or relieve the Tenant of any of the Tenant's obligations hereunder. (If Tenant uses more than normal power for office use due to special equipment or longer than regular business hours, then Tenant will pay the difference in costs for said extra power use.)

     8.   ACCEPTANCE OF PREMISES AND REPAIRS:

     The Tenant accepts the premises in its present condition except for those items specified in Addendum B. All normal repairs necessary to maintain premises in a tenantable condition shall be done by or under the direction of the Landlord, at Landlord's expense, except those caused by negligence or acts of Tenant, his agents or invitees, which repairs shall be made at sole cost of Tenant. Landlord shall be the sole judge of what repairs are necessary. Tenant will at all times keep the premises neat, clean and in a sanitary condition. Except for reasonable wear and tear and damage by unavoidable casualty, Tenant will at all times preserve said premises in as good a repair as they now are or may hereafter be put to. Tenant agrees that at the expiration or sooner termination of this Lease, Tenant will quit and surrender the said premises in a neat and clean condition, and will deliver up all keys belonging to said premises to the Landlord or Landlord's agent.

     9.   CARE OF PREMISES:

     The Landlord shall not be called upon to make any improvements of any kind upon said premises. The premises shall at all times be kept and used in accordance with the laws of the State of Washington and ordinances of the City of Poulsbo, and in accordance with all directions, rules and regulations of the


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


health officer, fire marshall, building inspector, or other proper officer of the City of Poulsbo at the sole cost and expense of Tenant, and Tenant will permit no waste, damage or injury to the premises; nor will Tenant maintain anything that might be dangerous to life or limb or overload the floors, or permit any objectionable noise or odor to escape from said premises, or permit anything to be done upon the leased premises in any way that will tend to create a nuisance or to disturb any other tenant of the building, or use or permit the use of the premises for any illegal purpose. The Landlord will make all repairs they, at their sole discretion, shall deem reasonably necessary for the continued operation of the building unless otherwise provided in this agreement.

     10.  ACCIDENTS:

     All personal property on said leased premises shall be at the risk of Tenant. Landlord shall not be liable for any damage, either to person or property, sustained by Tenant or others, caused by any defects now in said premises or hereafter occurring therein, or due to the condition of any buildings hereafter erected to any part or appurtenance thereof becoming out of repair, or caused by fire or by the bursting or leaking water, gas, sewer or steam pipes. Tenant agrees to defend and hold Landlord and Landlord's agent harmless from any and all claims arising out of Tenant's negligence for damages suffered or alleged to be suffered in or about the leased premises by any person, firm or corporation. Tenant shall defend, indemnify, and hold Landlord harmless from and against any claim, loss, expense or damage to any person or property in or upon the demised premises or any area allocated to or used exclusively by the Tenant or its agents, employees, or invitees arising out of Tenant's use or occupancy of said premises, or any act of neglect of Tenant or Tenant's servants, employees, or agents, or any change, alteration or improvement made by Tenant in the demised premises, including injury to persons or damage to property occasioned in part but not wholly by defect in premises.

     11.  USE:

     The Tenant shall conduct and carry on in said premises, continuously during the term hereof, the business for which said premises are leased, and shall not use the premises for lodging


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or sleeping purposes, or any illegal purposes. The Tenant agrees that no stock of goods will be carried, or anything done in or about the premises which will increase the present rate of insurance, provided, however, if the Tenant shall engage in such business with the consent of the Landlord, which business shall increase insurance rates, Tenant shall pay such increase. The Tenant agrees that no hazardous materials as defined in WAC 173.303 as currently adopted or as may be amended and RCW 70.105D.020(5) will be handled, stored or disposed of within the leased premises or common areas of the building. Tenant agrees that it has determined to Tenant's satisfaction that the premises can be used for the purpose for which they are leased and waives any right to terminate this lease in the event the premises cannot be used for such purposes or for any reason may not be used for purposes during the term of this Lease.

     12.  LIENS AND INSOLVENCY:

     Tenant shall keep the leased premises and the property in which the leased premises are situated, free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of the Tenant, then the Landlord may cancel this Lease at Landlord's option.

     13.  ASSIGNMENT:

     Tenant shall not assign this Lease or any part thereof and shall not let or sublet the whole or any portion of the premises without the prior written consent of Landlord or Landlord's agent such consent shall not be unreasonably withheld. However, Landlord may reasonably consider the financial condition, nature of business activities and need for modifications to the premises in exercising its reasonable decision to allow or disallow a proposed assignment. This Lease shall not be assignable by operation of law. If Tenant is a corporation, then any transfer of this Lease from Tenant by merger, consolidation or liquidation and any change in the ownership of, or power to vote, the majority of its outstanding voting stock shall constitute an assignment for the purposes of this paragraph. Any assignment of this Lease shall not extinguish or diminish the liability of the


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Tenant herein. If consent is once given by the Landlord to the assignment of this Lease, or any interest therein, Landlord shall not be bound from afterwards refusing to consent to any further assignment.

     14.  ACCESS:

     Tenant will allow Landlord or Landlord's agent free access at all reasonable times to said premises for the purpose of inspection or of making repairs, additions or alterations to the premises or any property owned by or under control of the Landlord but this right shall not be construed as an agreement on the part of the Landlord to make repairs, additions or alterations. The Landlord shall have the right to show the premises to prospective tenants during business hours only for ninety (90) days prior to the expiration of this Lease.

     15.  POSSESSION:

     In the event of the inability of Landlord to deliver possession of the premises, or any portion thereof, at the time of commencement of the term of this Lease, neither Landlord nor Landlord's agent shall be liable for any damage caused thereby, nor shall this Lease thereby become void but can be voidable, nor shall the term herein specified be in any way extended, but in such event, Tenant shall not be liable for any rent until such time as Landlord can deliver possession of the premises to the Tenant. Tenant agrees to accept same at such time and both Landlord and Tenant agree to be bound by all of the provisions and obligations hereunder during such prior period, except that no rental shall be payable for such prior period.

     16.  DAMAGE OR DESTRUCTION:

     In the event that the premises are damaged to such an extent as to render the same untenantable in whole or in a substantial part thereof or are destroyed so as to render the premises untenantable for the stated purposes, it shall be optional with the Landlord or Tenant to terminate this Lease. After the happening of any such contingency, the Tenant shall give the Landlord or Landlord's agent immediate written notice thereof. Landlord shall have not more than 30 days after the date of such notification to notify the Tenant in writing of Landlord's


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


intentions to repair or rebuild said premises, or the part so damaged as aforesaid, and if Landlord elects to repair or rebuild said premises, Landlord shall prosecute the work of such repairing or rebuilding without unnecessary delay and during such period, the rent of said premises shall be abated in the same ratio that the portion of the premises rendered for the time being unfit for occupancy shall bear to the whole of the leased premises. If the Landlord shall fail to give notice aforesaid, and if the premises have been rendered untenantable in whole or in substantial part, Tenant shall have the right to declare this lease terminated by written notice served upon the Landlord or Landlord's agent.

     In the event the building in which the premises hereby leased are located shall be damaged (even though the premises hereby leased shall not be damaged thereby) to such an extent that in the opinion of the Landlord it shall not be practicable to repair or rebuild, or is destroyed, then it shall be optional with the Landlord to terminate this Lease by written notice serviced within 30 days after such damage or destruction.

     If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.

     17.  NOTICES:

     All notices to be given by the parties hereto shall be in writing and may either be delivered: (a) personally, or (b) by depositing same in the United States Mail, postage prepaid, regular mail and certified or registered mail. If such notice is to be given to the Landlord, the notice shall be addressed to the Landlord or Landlord's agent. If such notice is to be given to Tenant, notice may be addressed to Tenant at the leased premises or at such other address as Tenant may direct in writing.

     18.  GOVERNMENT FEES (TAXES):

     The Tenant shall pay prior to delinquency all taxes assessed against and levied upon leasehold improvements, fixtures,


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furnishings, equipment, and all other personal property of Tenant contained in the premises or elsewhere. Tenant shall cause said leasehold improvements, trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord taxes attributable to Tenant within ten (10) days after receipt of written notice from Landlord setting forth the taxes applicable to Tenant's property, and if Tenant fails to do so, Landlord may make such payment and the amount so paid, together with interest thereon from the date paid shall be additional rent and shall be due and payable to Landlord on the next succeeding date on which a base rental installment is due.

     19.  SIGNS:

     All signs or symbols placed in the windows or doors of the premises, or upon any exterior part of the building by the Tenant shall be subject to the prior written approval of the Landlord or Landlord's agent. Any signs so placed on the premises shall be so placed with the understanding and agreement that Tenant will remove same at the termination of the tenancy herein created and repair any damage or injury to the premises caused thereby and if not so removed by Tenant then Landlord may have same so removed and undertake such repairs and restorative work at Tenant's expense.

     20.  ALTERATIONS:

     Tenant shall not make any material alterations, additions or improvements, including painting, in said premises or in common areas without the consent of Landlord in writing, and all alterations, additions and improvements which shall be made, shall be at the sole cost and expense of Tenant, and shall become the property of the Landlord and shall remain in and be surrendered with the premises as a part thereof at the termination of this Lease, without disturbance, molestation or injury. If the Tenant shall perform work with the consent of the Landlord as aforesaid, Tenant agrees to comply with all laws, ordinances, rules and regulations of the City of Poulsbo, Kitsap County, or any other authorized public authority. The Tenant further agrees to save the Landlord free and harmless from


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


damage, loss or expense arising out of the said work. Tenant agrees that Landlord has the right, though not the duty, to make alterations to the premises and to the building in which the premises are situated, and Landlord shall not be liable for any damage which Tenant might suffer by reason of such undertaking. See Addendum B for Tenant Improvement provisions.

     21.  DEFAULT AND RE-ENTRY:

     If Tenant fails to keep or perform any covenants and agreements herein contained, then the same shall constitute a breach hereof, and if Tenant has not remedied such breach within three (3) business days after written notice thereof with respect to monetary obligations of Tenant, and within ten (10) calendar days after written notice with respect to nonmonetary obligations of Tenant, then Landlord may, at its option, without further notice or demand:

     (a) cure such breach for the account and at the expense of Tenant, and such expense shall be deemed additional rent due on the first of the following month; or

     (b) re-enter the premises, remove all persons therefrom, take possession of the premises, and remove all equipment, fixtures and personal property therein at Tenant's risk and expense, and (1) terminate this lease, or (2) without terminating the lease or in any way affecting the rights and remedies of Landlord or the obligations of Tenant, relet the whole or any part of the premises, as agent for Tenant, upon such terms and conditions and for such term as Landlord may deem advisable, in which event the rents received shall first be applied to the costs and expenses of reletting, including necessary repairs and removal of Tenant=s improvements and any real estate commission incurred, the balance of such rent shall be applied toward payment of all sums due or to become due to Landlord hereunder, and Tenant shall pay monthly to Landlord any deficiency; however, Landlord shall not be required to pay any excess to Tenant. For purposes of determining such deficiency, monthly percentage rent shall be included by taking the average percentage rent during the 12 months preceding the default or breach by Tenant.

     The failure of Landlord to terminate this lease at any time for the breach of any of the terms hereof shall be deemed only an indulgence by Landlord, and shall not be construed to be a waiver of rights of Landlord as to any continued or subsequent breach. All past due amounts owing to Landlord under this lease including rent shall be assessed interest at an annual percentage rate of eighteen percent (18%) from the date due or date of invoice, whichever is earlier, until paid, and shall be in addition to the late charge referenced in paragraph 4 of this lease.

     The above remedies are cumulative and in addition to any other remedies now or hereinafter allowed by law or elsewhere provided in this lease.

     22.  COSTS AND ATTORNEYS FEES:

     If by reason of any default on the part of the Tenant it becomes necessary for the Landlord to employ an attorney or in case Landlord shall bring suit to recover any rent due hereunder, or for breach of any provision of this Lease or to recover possession of the leased premises, or if Tenant shall bring any action for any relief against Landlord, declaratory or otherwise, arising out of this Lease, the prevailing party shall have and recover against the other party in addition to the cost allowed by law, such sum as the court may adjudge to be a reasonable attorney's fee. In the event the Tenant defaults in the payment of rental, the Tenant agrees to pay for the cost of any collection agency, or attorney, employed by the Landlord.

     23.  REMOVAL OF PROPERTY:

     Upon court order or abandonment, in the event of any entry in or taking possession of, the leased premises, the Landlord shall have the right, but not the obligation, to remove from the leased premises all personal property located therein, and may store the same in any place selected by Landlord, including but not limited to a public warehouse or other space owned or controlled by Landlord or managed by agent, at the expense and risk of the owners of such personal property, and the expense and/or risk of Tenants with the right to sell such stored property, without notice to Tenant, after it has been stored for a period of thirty (30) days or more, the proceeds of such sale to be applied first to the cost of such sale, second to the payment of the charges for storage, if any, and third to the payment of other sums of money which may then be due from Tenant to Landlord under any of the terms hereof, the balance, if any, to be paid to Tenant. Tenant hereby waives all claims for damages that may be caused by Landlord's re-entry and taking possession of the premises or removing and storing the property of Tenant as provided in this Lease, and will hold Landlord harmless from loss, costs or damage occasioned by Landlord thereof, and no such re-entry shall be considered or construed to be a forcible entry.

     24.  NON-WAIVER OF BREACH:

     The failure of the Landlord or Tenant to insist upon strict performance of any of the covenants and agreements of this Lease, or to exercise any option herein conferred in any one or more instances, shall not be construed to be a waiver or relinquishment of any such, or any other covenants or agreements, but the same shall be and remain in full force and effect.

     25.  HEIRS AND SUCCESSORS:

     Subject to the provisions hereof pertaining to assignment and subletting, the covenants and agreements of this Lease shall be binding upon the heirs, legal representatives, successors and assigns of any or all of the parties hereto.

     26.  HOLDOVER:

     If the Tenant shall, with the written consent of Landlord, hold over after the expiration of the term of this Lease, such tenancy shall be for an indefinite period of time on a month to month tenancy, which tenancy may be terminated as provided by the Laws of the State of Washington. During such tenancy, Tenant agrees to pay to the Landlord the same rental as set forth herein unless the Landlord shall, upon 20 days notice, notify Tenant in writing of an adjustment in rent claimed during such holdover tenancy, in which case such adjustment rent shall be effective on the first day of the month following the twenty (20) day notice period. Tenant agrees to be bound by all of the terms, covenants, and conditions as herein specified, so far as applicable.

     27.  SUBORDINATION:

     This Lease is subject and is hereby subordinated to all present and future mortgages, deed of trust, and other encumbrances affecting the demised premises of the property of which said premises are a part. The Tenant agrees to execute at no expense to the Landlord any documentation reasonably necessary to further effect the subordination of this Lease to any mortgage, deed of trust or encumbrances. Tenant hereby irrevocably appoints and constitutes the Landlord as the true and lawful attorney of Tenant at any time for Tenant and in Tenant's name, place and stead, to execute proper subordination agreements to this effect.

     28.  ESTOPPEL CERTIFICATES:

     Tenant shall, within five (5) business days following written notice by the Landlord, execute, acknowledge and deliver to the Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other payments due hereunder from the Tenant have been paid in advance, if any, and stating whether or not to the best knowledge of the Tenant, the Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge.

     29.  MUTUAL WAIVER OF SUBROGATION:

     Landlord and Tenant shall each procure an appropriate clause in, or an endorsement on, any policy of fire or extended coverage insurance covering the Premises and the Olympic Place II Building, and the personal property, fixtures, and equipment located in or on the Premises, pursuant to which the insurance companies waive subrogation or consent to waiver of right of recovery, and, conditioned upon either party to this lease having obtained such clauses or endorsements or waiver of subrogation or consent to a waiver of right of recovery, such party hereby agrees that it shall not make any claim against or seek to recover from the other for any loss or damage to its property, or the property of the other, resulting from fire or other hazards covered by such insurance, notwithstanding other provisions of this lease; provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by the terms and provisions of the waiver of subrogation clauses or endorsements consenting to a waiver of right of recovery, and shall be coextensive therewith. If either Landlord or Tenant is unable to obtain such a clause or endorsement, such party shall promptly give the other party notice of such inability.

     30.  BROKER:

     Tenant and Landlord each warrant to the other that they have had no dealings with any broker or agent in connection with this lease other than the agent named herein and each covenants to pay, hold harmless and indemnify the other from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or agent with respect to this lease or the negotiation thereof with whom they had dealings. Jerry Knipe, The Sunrise Group, is the broker for Landlord and Joe Michelson, Windermere Real Estate, Silverdale, is the broker for Tenant.

     31.  INSURANCE:

     Tenant agrees that during the term of this Lease, and for any option periods thereafter, Tenant, at his sole cost and expense, and for the mutual benefit of Landlord and Tenant, shall carry and maintain the following types of insurance for the premises leased in the amounts specified.

     a) Bodily Injury and Property Damage Liability Insurance with a combined single limit for bodily injury and property damage of not less than $1,000,000.00.

     b) Fire and Extended Coverage Insurance, including vandalism and malicious mischief coverage, in an amount equal to the full replacement value of all fixtures, furniture and improvements installed by or at the expense of Tenant.

     The aforementioned minimum limits of policies shall in no event limit the liability of Tenant hereunder. The aforesaid insurance shall name Landlord as an additional insured. Said insurance shall be with companies having a rating of not less than AAA in "Best's Insurance Guide." Tenant shall furnish from the insurance companies or cause the insurance companies to furnish certificates of coverage. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after thirty (30) days prior written notice to Landlord by the insurer. All policies shall be written as primary policies and not as contributing policies and shall not be written so as to provide coverage only in excess of coverage which the Landlord may carry. Tenant shall, at least twenty (20) days prior to the expiration of such policies, furnish Landlord with renewals or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the premises and to Tenant as required by this Lease.

     32.  LANDLORD'S LIMITED LIABILITY

     Notwithstanding any provision in this Lease to the contrary, all obligations, covenants and agreements made by the Landlord are intended not as personal obligations, covenants, undertakings and agreements, and are not intended to personally bind the Landlord or the Landlord's assets, except for the Landlord's interest in the property of which the leased premises are a part, but, rather, are made and intended for the purpose of binding only the Landlord's interest in the property of which the leased premises are a part. Redress for any claims against the Landlord under this Lease shall only be made against the Landlord to the extent of the Landlord's interest in the property of which the leased premises are a part. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, the Landlord, its partners, its board of directors and officers, as the case may be, or any shareholders, employees, agents, heirs, legal representatives, successors and assigns on account of this Lease, or on account of any covenants, undertakings or agreements with the Landlord contained in this Lease.

     33.  CAPTIONS:

     Paragraph headings are for convenience and ease of reference, and shall neither be deemed part of the paragraph or considered in the construction thereof.

     34.  INCORPORATION:

     All Exhibits referred to in this Lease, all materials referred to and incorporated in said Exhibits shall be incorporated herein by such reference.

     35.  CONDITIONS OF OCCUPANCY:

     Tenant agrees to abide and be bound by the following rules and policies of the Landlord, which shall be considered as covenants of this Lease and are listed as Addendum A.

     IN WITNESS WHEREOF, the Landlord and Tenant have signed, sealed and executed the Lease, the day and year first above written.

Olympic Place II, L.L.C.                     eAcceleration Corporation



/a/ Alan F. Black                            /s/ Clinton Ballard
------------------------------               --------------------------------
Alan F. Black, Managing Member               Clinton Ballard, CEO



STATE OF WASHINGTON )
                    ) ss.     CORPORATE
COUNTY OF KING      )

     On this 3rd  day of January, 2000  before me personally appeared
Allan F. Black       to me known to be the Managing Member         and
   to me known to be the                                            of
Olympic Place II, L.L.C., the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal, the day and year first above written.



                                   /s/Rosemary Rice
                                   -------------------------------------------
                                   NOTARY  PUBLIC  in and  for the  State
                                   Washington residing at
                                   My Commission expires: 5/28/00


STATE OF WASHINGTON )
                    ) ss.     CORPORATE
COUNTY OF KITSAP    )

     On   this  17  day  of  December,   1999,  before  me   personally
appeared  Clinton  Ballard  to  me  known  to  be  the  CEO  and
            to  me  known  to  be  the                            of
eAcceleration Corporation, the corporation that executed the within and foregoing instrument, and acknowledged the same instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed by official seal, the day and year first above written.



                                   /s/ Susan Lopez
                                   -------------------------------------------
                                   NOTARY PUBLIC in and for the State
                                   Washington residing at Silverdale
                                   My Commission expires: 10-27-2001



ADDENDUM A
     Light and Air
     a) This Lease does not grant or purport to grant any rights to access to Light or air over property, and this Lease does not warrant or protect against interferences with light or air in the leased premises by and construction upon adjacent, abutting or nearby property.

     Admittance by Pass-Key
     b) The Landlord shall not be liable for the consequences of admitting by pass-key or refusing to admit to said premises the Tenant or any of the Tenant's agents or employees. No lock or alarm shall be put on any door without the written consent of Landlord and Landlord will be given access codes to any alarm.

     Electrical Installations
     c) Tenant shall not without written consent of Landlord operate or install any electrical equipment or machinery (other than ordinary office equipment), or replace or move any electric light fixtures provided; however, that with the consent of Landlord, Tenant may replace building light fixtures of his own choice with the express understanding that such installation will not increase the Tenant's consumption of electricity, and that the cost of such fixtures and installations shall be at Tenant's sole expense. If is further agreed that Tenant shall at the expiration or sooner termination of this Lease upon demand of Landlord pay the cost of replacing the standard fixtures belonging to Landlord.

     Awnings
     d) No awnings shall be attached to the outside of any windows of the premises hereby issued.

     Windows
     e) The Tenant shall not allow anything to be placed on the outside window ledges of said premises; and nothing shall be thrown by the Tenant or others out of the windows of said building.

     Floor Coverings
     f) The Tenant or other person shall not lay linoleum or other similar floor covering with any paste materials save and excepting that which may be easily removed with water. The use of cement or similar adhesive material is expressly prohibited. Tacking strips installed by Tenant, with Landlord's consent, shall, at the option of the Landlord, be removed and floor repaired at the expiration of the Lease at Tenant's expense.

     Furniture and Bulky Articles
     g) Safes, furniture or bulky articles shall be moved in or out of said premises only at such hours and in such manner as shall least inconvenience other tenants, and as the Landlord shall decide, and no safe or other article or over 1,000 pounds shall be moved into said premises without the consent of the Landlord, the Landlord to have the right to fix the position of any article of weight in said premises.

     Windows - Rain and Snow
     h) Tenant shall use great care not to leave windows open when it rains or snows. Damage resulting either to Landlord or to other tenants from failure to observe this precaution shall be chargeable to the tenant on which premises the neglect occurred. If space is air conditioned, windows will be closed at all times.

     Miscellaneous
     i) Water closet and other water fixtures shall not be used for any purposes other than those for which they are intended, and any damage resulting from misuse on the part of the Tenant, its agents or employees, shall be paid for by Tenant. No person shall waste water by interfering or tampering with the faucets or otherwise.

     j) Landlord reserves the right to close and keep locked all entrance and exit doors of the building during such hours as Landlord may deem to be advisable for the adequate protection of the property.

     k) In the interest of security, keys and key changing for the Tenant=s space on the lower level shall be the responsibility of the tenant after the suite is first keyed for the tenant. Tenant shall not issue keys to non-tenants and shall provide Landlord with master key access to Tenant=s space for emergency and maintenance purposes.

     l) Bicycles shall not be brought onto the building carpeting.

     m) Tenant shall turn off all lights when office is not in use.

     n) Smoking is not allowed in offices or common areas of the building.

     o) Tenant shall not paint the premises nor any part of the premises without written permission from Landlord. Any painting shall be done by a licensed contractor approved by Olympic Place, L.L.C. or agent.

     p) Tenant shall store nothing in the common area hallways, stairwells, lobbies, elevators or anywhere in a common area.

     q) Landlord reserves the right to make such other and further reasonable regulations as in its judgment may from time to time be needed or desirable for the safety, care and cleanliness of the premises or the building and the preservation of good order therein.

ADDENDUM B

Tenant Improvements: The premises to be occupied by the Tenant is represented at this time by the Landlord to be fully compliant to City, State and County codes and the space will be taken on an Aas-is basis, and the tenant will be solely responsible for any upgrades of the facility to include meeting any code requirements and any upgrading or relocation of the HVAC system, including ducting, if necessary for the Tenants use. Depending upon the number of employees and use, code and or Fire Department requirements may require restroom and exiting modifications which will be at the sole cost to Tenant. All tenant improvements shall be done with appropriate City and Fire Department permits and performed by a licensed, insured contractor or subcontractors. Significant tenant improvements must be approved by Landlord in writing in advance.

Parking: If parking becomes congested, overcrowded, or inadequate for the other tenants in Olympic Place II the Tenant shall occupy no more than 50 parking places at any one time. Parking requirements required beyond 50 spaces shall be arranged for and provided off site by the Tenant. In any case, no parking for Tenant shall be provided in area immediately in front of the main entrance side of the building (northeast). It is understood that parking for the tenant is not available or permitted anywhere to the southwest of the building. This area is under different ownership and management. (See Exhibit D).


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                                       24